   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON MARCH 19, 1998.

                                                       REGISTRATION NO.333-46571
================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------

                            Post-Effective Amendment
                                    No. 1 to


                                    FORM S-4

                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933
                               ------------------

                           NATIONAL CITY CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           Delaware                           6712                          34-1111088
 (STATE OR OTHER JURISDICTION     (PRIMARY STANDARD INDUSTRIAL           (I.R.S. EMPLOYER
               OF                 CLASSIFICATION CODE NUMBER)         IDENTIFICATION NUMBER)
INCORPORATION OR ORGANIZATION)

                             1900 East Ninth Street
                             Cleveland, Ohio 44114
                                 (216) 575-2000
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                               ------------------

                             DAVID L. ZOELLER, ESQ.
              Senior Vice President, General Counsel and Secretary
                           National City Corporation
                             1900 East Ninth Street
                             Cleveland, Ohio 44114
                                 (216) 575-2978
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                               ------------------

                                   COPIES TO:

           Timothy E. Kraepel, Esq.                        Edward D. Herlihy, Esq.
        Howard & Howard Attorneys, P.C.                Wachtell, Lipton, Rosen & Katz
    The Pinehurst Office Center, Suite 101                   51 West 52nd Street
          1400 North Woodward Avenue                      New York, New York 10019
     Bloomfield Hills, Michigan 48304-2856                     (212) 403-1000
                (248) 645-1483

APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC:

     As soon as practicable after this Registration Statement becomes effective and all other conditions to the merger of First of America Bank Corporation with the Registrant, pursuant to an Agreement and Plan of Merger dated as of November 30, 1997, described in the enclosed Prospectus and Joint Proxy Statement, have been satisfied or waived.
                               ------------------

     If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

                        CALCULATION OF REGISTRATION FEE

 TITLE OF EACH CLASS OF                     PROPOSED MAXIMUM  PROPOSED MAXIMUM     AMOUNT OF
    SECURITIES TO BE        AMOUNT TO BE    AGGREGATE PRICE      AGGREGATE        REGISTRATION
       REGISTERED          REGISTERED(1)      PER UNIT(2)    OFFERING PRICE(2)       FEE(3)
-------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------
Common Stock, par value
  of $4.00 per share.....    108,121,561        $63.4917       $6,864,818,110     $627,331.70
=================================================================================================

(1) Based upon the assumed number of shares that may be issued in the Merger described herein. Such assumed number is based upon the maximum number of shares of common stock of First of America Bank Corporation that may be outstanding immediately prior to the Merger.

(2) Estimated solely for the purpose of computing the registration fee. Computed in accordance with Rule 457(f)(1) on the basis of the average of the high and low prices of a share of common stock of First of America Bank Corporation on the New York Stock Exchange on February 11, 1998 divided by
    1.20 times the number of shares of the Registrant's common stock to be exchanged for each share of common stock of First of America Bank Corporation in the proposed Merger to which this Registration Statement relates.

(3) In accordance with Rule 457(b), the total registration fee of $2,025,121.34 has been reduced by $1,397,739.64, which amount has previously been paid with respect to the Merger pursuant to Section 14(g) of the Securities Act of 1934, as amended.
                               ------------------

     THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933, AS AMENDED, OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

                                    PART II

ITEM 20.  INDEMNIFICATION OF DIRECTORS AND OFFICERS

     Section 145 of the DGCL empowers a Delaware corporation to indemnify any person who was or is, or is threatened to be made, a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of such corporation, by reason of the fact that such person is or was a director, officer, employee or agent of such corporation, or is or was serving at the request of such corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise). The indemnity may include expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by such person in connection with such action, suit or proceeding, provided that such person acted in good faith and in a manner such person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, such person had no reasonable cause to believe his conduct was unlawful. A Delaware corporation may indemnify such persons in actions brought by or in the right of the corporation to procure a judgment in its favor under the same conditions, except that no indemnification is permitted in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and to the extent the Court of Chancery of the state of Delaware or the court in which such action or suit was brought shall determine upon application that, in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the Court of Chancery or other such court shall deem proper. To the extent such person has been successful on the merits or otherwise in defense of any action referred to above, or in defense of any claim, issue or matter therein, the corporation must indemnify him against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith. The indemnification and advancement of expenses provided for, or granted pursuant to, Section 145 are not exclusive of any other rights to which those seeking indemnification or advancement of expenses may be entitled under any by-law, agreement, vote of stockholders or disinterested directors or otherwise. Section 145 also provides that a corporation may maintain insurance against liabilities for which indemnification is not expressly provided by the statute.

     Article VI of National City's By-Laws provides for the mandatory indemnification of directors, officers or employees of National City or any of its subsidiaries and of those persons serving at the request of National City as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise in accordance with and to the full extent permitted by the DGCL. National City has purchased liability insurance covering certain liabilities which may be incurred by the directors, officers, employees and agents of National City and its subsidiaries in connection with the performance of their duties.

     In addition, National City's Certificate, as permitted by Section 102(d) of the DGCL, limits directors' liability to National City and its stockholders by eliminating liability in damages for breach of fiduciary duty of care. Article Seventh of National City's Certificate provides that neither National City nor its stockholders may recover damages from National City's directors or former directors for breach of their duty of care in the performance of their duties as directors of National City. As limited by Section 102(b), this provision cannot, however, have the effect of indemnifying any director or former director of National City in the case of liability (a) for a breach of the director's duty of loyalty, (b) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (c) for unlawful payments of dividends or unlawful stock repurchases or redemptions as provided in Section 174 of the DGCL or (d) for any transactions for which the director derived an improper personal benefit.

     The Agreement provides that, from and after the Effective Time, National City will assume and honor any obligation as provided for and permitted by applicable federal and state law FOA had immediately prior to the Effective Time with respect to the indemnification of each person (each such person, an "Indemnitee," and all such persons, collectively, the "Indemnitees") who was on November 30, 1997, or has been at any time prior to November 30, 1997, or who becomes prior to the Effective Time, a director or officer of FOA or any of its subsidiaries or was serving at the request of FOA as a director or officer of any domestic or foreign corporation joint venture, trust, employee benefit plan or other enterprise arising out of FOA's Articles of Incorporation or FOA's By-laws or any indemnification (to the maximum extent available thereunder and permitted by applicable law or regulation) against any and all losses in connection with or arising out of any claim which is based upon, arises out of or in any way relates to any actual or alleged act or omission occurring at or prior to the Effective Time in the Indemnitee's capacity as a director or officer (whether elected or appointed) of FWNC or any of its subsidiaries. The Agreement further provides that, for a period of six years after the Effective Time, National City will use all reasonable efforts to cause to be maintained in effect current directors' and officers' liability insurance in an aggregate limit of at least equal to the aggregate limits of FOA's insurance in place on November 30, 1997 which will insure FOA's directors and officers for events which occurred before the Effective Time but were undiscovered at the Effective Time; provided, however, that the Agreement does not obligate National City to expend, in order to maintain or provide insurance coverage pursuant to the Agreement, any amount per annum in excess of 200% of the amount of the annual premium paid as of the date of the Agreement by National City for its current directors and officers liability insurance.

ITEM 21.  EXHIBITS AND FINANCIAL STATEMENT SCHEDULES

EXHIBIT
NUMBER                                     EXHIBIT DESCRIPTION
-------    -----------------------------------------------------------------------------------
   2.1     Agreement and Plan of Merger dated as of November 30, 1997 by and between National
           City Corporation and First of America Bank Corporation (filed as Exhibit 2.1 to
           Form 8-K dated December 9, 1997 and incorporated herein by reference).
   2.2     Agreement and Plan of Merger dated as of January 12, 1998 by and between National
           City Corporation and Fort Wayne National Corporation (filed as Appendix A to the
           Prospectus and Proxy Statement contained in Registration Statement No. 333-45609 on
           Form S-4 dated as of February 23, 1998 and incorporated herein by reference).
   3.1     Restated Certificate of Incorporation of National City Corporation, as amended
           (filed as Exhibit 3.1 to National City Corporation's Annual Report on Form 10-K for
           the fiscal year ended December 31, 1997 and incorporated herein by reference).
   3.2     National City Corporation First Restatement of By-laws adopted April 27, 1987 (As
           Amended through October 24, 1994) (filed as Exhibit 3.2 to Registrant's Form S-4
           Registration Statement No. 33-56539 dated November 18, 1994 and incorporated herein by reference).
   4.1     Instruments defining the rights of holders of certain long-term debt of National
           City and its consolidated subsidiaries are not filed as exhibits because the amount of debt under such instruments is less than 10% of the total consolidated assets of
           National City. National City undertakes to file these instruments with the
           Commission upon request.
   4.2     Credit Agreement dated as of February 2, 1996, by and between National City and the banks named therein (filed as Exhibit 4.2 to Registrants' Proxy Statement Form 14A
           #001-10074 dated February 6, 1996 and incorporated herein by reference).
  *5.1     Opinion of Carlton E. Langer as to the legality of the National City Common being registered (filed as Exhibit 5-1).
  *8.1     Opinion of Wachtell, Lipton, Rosen & Katz as to certain tax consequences of the
           Merger (filed as Exhibit 8.1).
  10.1     National City Corporation Short Term Incentive Compensation Plan for Senior
           Officers As Amended and Restated Effective January 1, 1995 (filed as Exhibit 10.1 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31,
           1994 and incorporated herein by reference).
  10.2     National City Corporation Long Term Incentive Compensation Plan for Senior Officers
           as Amended and Restated Effective January 1, 1995 (filed as Exhibit 10.2 to
           Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).
  10.3     National City Corporation Annual Corporate Performance Incentive Plan Effective
           January 1, 1995 (filed as Exhibit 10.21 to Registrant's Annual Report on Form 10-K
           for the fiscal year ended December 31, 1994 and incorporated herein by reference).

EXHIBIT
NUMBER                                     EXHIBIT DESCRIPTION
-------    -----------------------------------------------------------------------------------
  10.4     National City Savings and Investment Plan, As Amended and Restated Effective July
           1, 1992 (filed as Exhibit 10.24 to Registrant's Annual Report on Form 10-K for the
           fiscal year ended December 31, 1994 and incorporated herein by reference).
  10.5     The National City Savings and Investment Plan No. 2, As Amended and Restated
           Effective January 1, 1992 (filed as Exhibit 10.25 to Registrant's Annual Report on
           Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).
  10.6     National City Corporation's Amended and Restated 1973 Stock Option Plan, as amended
           (filed as Exhibit 10.4 to Registration Statement No. 2-91434) and amended 1984
           Stock Option Plan (filed as Exhibit 10.2 to NCC's Annual Report on Form 10-K for
           the fiscal year ended December 31, 1987); both incorporated herein by reference).
  10.7     National City Corporation 1989 Stock Option Plan (filed as Exhibit 10.7 to NCC's
           Annual Report on Form 10-K for the fiscal year ended December 31, 1989, and incorporated herein by reference).
  10.8     National City Corporation's 1993 Stock Option Plan as Amended and Restated (filed as Appendix F to Registration Statement No. 333-01697 and incorporated herein by reference).
  10.9     National City Corporation 150th Anniversary Stock Option Plan (filed as Exhibit
           10.9 to Registration Statement No. 33-59487 and incorporated herein by reference).
 10.10     National City Corporation 1997 Stock Option Plan (filed as Exhibit A to National
           City Corporation's Proxy Statement Form 14A #000-07229 dated February 19, 1997 and incorporated herein by reference).
 10.11     National City Corporation Plan for Deferred Payment of Directors' Fees, as amended
           (filed as Exhibit 10.5 to Registration Statement No. 2-914334 and incorporated herein by reference).
 10.12     National City Corporation Supplemental Executive Retirement Plan, as Amended and
           Restated effective January 1, 1997 (filed as Exhibit 10.12 to Registration
           Statement No. 333-45609 on Form S-4 dated as of February 23, 1998 and incorporated herein by reference).
 10.13     National City Corporation Executive Savings Plan As Amended and Restated Effective
           January 1, 1995 (filed as Exhibit 10.9 to NCC's Annual Report on Form 10-K for its
           fiscal year ended December 31, 1994, and incorporated herein by reference).
 10.14     National City Corporation Amended and Second Restated 1991 Restricted Stock Plan
           (filed as Exhibit 10.9 to Registration Statement No. 33-49823 and incorporated herein by reference).
 10.15     National City Corporation 1997 Restricted Stock Plan (filed as Exhibit B to
           National City Corporation's Proxy Statement Form 14A #000-07229 dated February 19,
           1997 and incorporated herein by reference).
 10.16     First Kentucky National Corporation 1985 Stock Option Plan (filed as Exhibit 10.2 to First Kentucky National Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1987, and incorporated herein by reference).
 10.17     First Kentucky National Corporation 1982 Stock Option Plan (filed as Exhibit 10.3 to First Kentucky National Corporation's Annual Report on Form 10-K for the fiscal year ended December 31, 1987, and incorporated herein by reference).
 10.18     Form of grant made under National City Corporation 1991 Restricted Stock Plan made in connection with National City Corporation Supplemental Executive Retirement Plan
           as amended (filed as Exhibit 10.10 to NCC's Annual Report on Form 10-K for the
           fiscal year ended December 31, 1992, and incorporated herein by reference).
 10.19     Amended Employment Agreement dated July 21, 1989 by and between Merchants National
           Corporation or a subsidiary and Otto N. Frenzel, III (filed as Exhibit 10(21) to
           Merchants National Corporation Annual Report of Form 10-K for the fiscal year ended
           December 31, 1987 and incorporated herein by reference).

EXHIBIT
NUMBER                                     EXHIBIT DESCRIPTION
-------    -----------------------------------------------------------------------------------
 10.20     Split Dollar Insurance Agreement dated January 4, 1988 between Merchants National
           Corporation and Otto N. Frenzel, III Irrevocable Trust II (filed as Exhibit 10(26)
           to Merchants National Corporation Annual Report on Form 10-K for the fiscal year ended December 31, 1989 and incorporated herein by reference).
 10.21     Merchants National Corporation Director's Deferred Compensation Plan, as amended and restated August 16, 1983 (filed as Exhibit 10(3) to Merchants National
           Corporation Registration Statement as Form S-2 filed June 28, 1985, incorporated herein by reference).
 10.22     Merchants National Corporation Supplemental Pension Plan dated November 20, 1984;
           First Amendment to the Supplemental Pension Plans dated January 21, 1986; Second
           Amendment to the Supplemental Pension Plans dated July 3, 1989; and Third Amendment to the Supplemental Pension Plans dated November 21, 1990 (filed respectively as exhibit 10(n) to Merchants National Corporation Annual Report on Form 10-K for the
           year ended December 31, 1984; as Exhibit 10(q) to the Merchants National
           Corporation Annual Report on Form 10-K for the year ended December 31, 1985; as
           Exhibit 10(49) to Merchants National Corporation Annual Report on Form 10-K for the
           year ended December 31, 1990; and as Exhibit 10(50) to the Merchants National
           Corporation Annual Report on Form 10-K for the year ended December 31, 1990; all incorporated herein by reference).
 10.23     Merchants National Corporation Employee Benefit Trust Agreement, effective July 1,
           1987 (filed as Exhibit 10(27) to Merchants National Corporation Annual Report on
           Form 10-K for the year ended December 31, 1987, incorporated herein by reference).
 10.24     Merchants National Corporation Non-qualified Stock Option Plan effective January
           20, 1987, and the First Amendment to that Merchants National Non-qualified Stock
           Option Plan, effective October 16, 1990 (filed respectively as Exhibit 10(23) to
           Merchants National Corporation Annual Report on Form 10-K by the year ended
           December 31, 1986, and as Exhibit 10(55) to Merchants National Corporation Annual
           Report on Form 10-K for the year ended December 31, 1990, both of which are incorporated herein by reference).
 10.25     Merchants National Corporation 1987 Non-qualified Stock Option Plan, effective
           November 17, 1987, and the First Amendment to Merchants National Corporation 1987
           Non-qualified Stock Option Plan, effective October 16, 1990, (filed respectively as
           Exhibit 10(30) to Merchants National Corporation Annual Report on Form 10-K by the
           year ended December 31, 1987, and as Exhibit 10(61) to Merchants National
           Corporation Annual Report on Form 10-K for the year ended December 31, 1990, both of which are incorporated herein by reference).
 10.26     Merchants National Corporation Directors Non-qualified Stock Option Plan and the
           First Amendment to Merchants National Corporation Directors Non-qualified Stock
           Option Plan effective October 16, 1990 (filed respectively as Exhibit 10(44) to
           Merchants National Corporation Annual Report on Form 10-K for the year ended
           December 31, 1988, and as Exhibit 10(68) to Merchants National Corporation Annual
           Report on Form 10-K for the year ended December 31, 1990, both of which are incorporated herein by reference).
 10.27     Central Indiana Bancorp Option Plan effective March 15, 1991 (filed as Exhibit
           10.26 to Registrants Annual Report on Form 10-K for the fiscal year ended December
           31, 1994 and incorporated herein by reference).
 10.28     Central Indiana Bancorp 1993 Option Plan effective October 12, 1993 (filed as
           Exhibit 10.27 to Registrant's Annual Report on Form 10-K for the fiscal year ended
           December 31, 1994 and incorporated herein by reference).
 10.29     Forms of contracts with David A. Daberko, Vincent A. DiGirolamo, William E.
           MacDonald III, Jon L. Gorney, Harold B. Todd, Jr., Robert G. Siefers, Robert J.
           Ondercik, Jeffrey D. Kelly, David L. Zoeller, Thomas A. Richlovsky, James P.
           Gulick, Gary A. Glaser, J. Christopher Graffeo, Herbert R. Martens, Jr, Robert E.
           Showalter, Thomas W. Golonski and James R. Bell (filed as Exhibit 10.29 to
           Registration Statement No.   on Form S-4 dated as of February 4, 1998 and
           incorporated herein by reference).

EXHIBIT
NUMBER                                     EXHIBIT DESCRIPTION
-------    -----------------------------------------------------------------------------------
 10.30     Split Dollar Insurance Agreement effective January 1, 1994 between National City
           Corporation and those individuals listed in Exhibit 10.27 and other key employees
           (filed as exhibit 10.28 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).
 10.31     National City Corporation Short-Term Incentive Compensation Plan for Senior
           Officers--Corporate Results As Amended and Restated Effective January 1, 1996
           (filed as Exhibit 10.31 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1995 and incorporated herein by reference).
 10.32     Consulting Agreement dated as of August 27, 1995 by and between Integra Financial
           Corporation and William F. Roemer, (filed as Exhibit 10.30 to Registrant's Annual
           Report on Form 10-K for the fiscal year ended December 31, 1996 and incorporated herein by reference).
 10.33     Stock Option Agreement dated as of November 30, 1997 between National City
           Corporation ("Grantee") and First of America Bank Corporation ("Issuer") (filed as
           Exhibit 2.2 to Form 8-K dated December 9, 1997 and incorporated herein by reference).
 10.34     Stock Option Agreement dated as of November 30, 1997 between National City
           Corporation ("Issuer") and First of America Bank Corporation ("Grantee") (filed as
           Exhibit 2.3 to Form 8-K dated December 9, 1997 and incorporated herein by reference).
 10.35     Stock Option Agreement dated as of January 12, 1998 between National City
           Corporation ("Grantee") and Fort Wayne National Corporation ("Issuer") (filed as
           Appendix C to the Prospectus and Proxy Statement contained in Registration
           Statement No. 333-45609 on Form S-4 dated as of February 23, 1998 and incorporated herein by reference).
  11.1     Computation of Earnings per share (filed as Exhibit 11.1 to Registration Statement
           No. 333-45609 on Form S-4 dated as of February 23, 1998 and incorporated herein by reference).

  20.1     Fairness opinion of Merrill Lynch & Co. to First of America Bank
           Corporation dated February 19, 1998 (Filed as Exhibit 20.1).
  20.2 Fairness opinion of UBS Securities LLC to National City Corporation dated February 19, 1998 (Filed as Exhibit 20.2).
  20.3     Fairness opinion of NationsBanc Montgomery Securities, Inc. to
           National City Corporation dated February 19, 1998(Filed as Exhibit
           20.3).

  21.1     Subsidiaries (filed as Exhibit 21.1 to Registration Statement No.   on Form S-4
           dated as of February 4, 1998 and incorporated herein by reference).
* 23.1     Consent of Ernst & Young LLP, Independent Auditors for National City Corporation
           and Fort Wayne National Corporation (filed as Exhibit 23.1).
* 23.2     Consent of Merrill Lynch & Co. (filed as Exhibit 23.2).
* 23.3     Consent of UBS Securities LLC (included in its fairness opinion as filed as
           Appendix C to the Prospectus and Joint Proxy Statement contained in this
           Registration Statement and incorporated herein by reference).
* 23.4     Consent of NationsBanc Montgomery Securities, Inc. (included in its fairness opinion as filed as Appendix D to the Prospectus and Joint Proxy Statement
           contained in this Registration Statement and incorporated herein by reference).
* 23.5     Consent of KPMG Peat Marwick LLP, Independent Auditors for First of America Bank
           Corporation (filed as Exhibit 23.5).
* 23.6     Consent of Wachtell, Lipton, Rosen & Katz (included in their opinion filed as
           Exhibit 8.1 to the Registration Statement and incorporated herein by reference).
* 23.7     Consent of Carlton E. Langer (included in his opinion filed as Exhibit 5.1 to this
           Registration Statement and incorporated herein by reference).
* 23.8     Consent of Richard F. Chormann (filed as Exhibit 23.8).
* 23.9     Consent of John E. Barfield (filed as Exhibit 23.9).
*23.10     Consent of John W. Brown (filed as Exhibit 23.10).
*23.11     Consent of Clifford L. Greenwalt (filed as Exhibit 23.11).
*23.12     Consent of Dorothy A. Johnson (filed as Exhibit 23.12).
* 24.1     Powers of Attorney (filed as Exhibit 24.1).

EXHIBIT
NUMBER                                     EXHIBIT DESCRIPTION
-------    -----------------------------------------------------------------------------------
  27.1     Financial Data Schedule (filed as Exhibit 27.1 to National City Corporation's
           Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and incorporated herein by reference).
* 99.1     Form of Proxy to be used in soliciting holders of National City Common for its
           Annual Meeting of Stockholders (filed as Exhibit 99.1)
* 99.2     Form of Proxy to be used in soliciting holders of FOA Common for its Special
           Meeting of Shareholders (filed as Exhibit 99.2)

* Previously filed.

                                   SIGNATURES


     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THE REGISTRANT HAS DULY CAUSED THIS POST-EFFECTIVE AMENDMENT NO. 1 TO FORM S-4 REGISTRATION STATEMENT TO BE SIGNED ON ITS BEHALF BY THE UNDERSIGNED, THEREUNTO DULY AUTHORIZED, IN THE CITY OF CLEVELAND, STATE OF OHIO, ON MARCH 19, 1998.


                                            NATIONAL CITY CORPORATION


                                            By: /s/ Thomas A. Richlousky
                                              ----------------------------------
                                              Thomas A. Richlousky
                                              Senior Vice President
                                              and Treasurer




     PURSUANT TO THE REQUIREMENTS OF THE SECURITIES ACT OF 1933, THIS REGISTRATION STATEMENT HAS BEEN SIGNED BY THE FOLLOWING PERSONS IN THE CAPACITIES AND ON THE DATES INDICATED.



               SIGNATURE                                   TITLE                          DATE
----------------------------------------    -----------------------------------    ------------------

/s/ DAVID A DABERKO*                        Chairman and Chief Executive            March 19, 1998
----------------------------------------    Officer, Director (Principal
David A. Daberko                            Executive Officer)

/s/ SANDRA H. AUSTIN*                                    Director                   March 19, 1998
----------------------------------------
Sandra H. Austin

/s/ CHARLES H. BOWMAN*                                   Director                   March 19, 1998
----------------------------------------
Charles H. Bowman

/s/ EDWARD B. BRANDON*                                   Director                   March 19, 1998
----------------------------------------
Edward B. Brandon

/s/ JOHN G. BREEN*                                       Director                   March 19, 1998
----------------------------------------
John G. Breen

/s/ JAMES S. BROADHURST*                                 Director                   March 19, 1998
----------------------------------------
James S. Broadhurst

/s/ DUANE E. COLLINS*                                    Director                   March 19, 1998
----------------------------------------
Duane E. Collins

/s/ DANIEL E. EVANS*                                     Director                   March 19, 1998
----------------------------------------
Daniel E. Evans

/s/ OTTO N. FRENZEL III*                                 Director                   March 19, 1998
----------------------------------------
Otto N. Frenzel III

/s/ BERNADINE P. HEALY, M.D.*                            Director                   March 19, 1998
----------------------------------------
Bernadine P. Healy, M.D.

/s/ JOSEPH H. LEMIEUX*                                   Director                   March 19, 1998
----------------------------------------
Joseph H. Lemieux

/s/ W. BRUCE LUNSFORD*                                   Director                   March 19, 1998
----------------------------------------
W. Bruce Lunsford

/s/ ROBERT A. PAUL*                                      Director                   March 19, 1998
----------------------------------------
Robert A. Paul

/s/ WILLIAM R. ROBERTSON*                                Director                   March 19, 1998
----------------------------------------
William R. Robertson

/s/ WILLIAM F. ROEMER*                                   Director                   March 19, 1998
----------------------------------------
William F. Roemer

               SIGNATURE                                   TITLE                          DATE
----------------------------------------    -----------------------------------    ------------------

/s/ MICHAEL A. SCHULER*                                  Director                   March 19, 1998
----------------------------------------
Michael A. Schuler

/s/ STEPHEN A. STITLE*                                   Director                   March 19, 1998
----------------------------------------
Stephen A. Stitle

/s/ MORRY WEISS*                                         Director                   March 19, 1998
----------------------------------------
Morry Weiss



     *Carlton E. Langer, the undersigned attorney-in-fact, by signing his name below, does hereby sign this Post-Effective Amendment No. 1 to Form S-4 Registration Statement on behalf of each of the above-indicated officers and directors of National City (constituting a majority of the directors) pursuant to a power of attorney executed by such persons and previously filed with the Securities and Exchange Commission.

Dated:  March 19, 1998



                                            /s/ Carlton E. Langer
                                            ------------------------------------
                                            Carlton E. Langer
                                            Attorney-in-Fact



                                      II-9
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                                 EXHIBIT INDEX

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 2.1    Agreement and Plan of Merger dated as of November 30, 1997 by and between
        National City Corporation and First of America Bank Corporation (filed as
        Exhibit 2.1 to Form 8-K dated December 9, 1997 and incorporated herein by reference).
 2.2    Agreement and Plan of Merger dated as of January 12, 1998 by and between
        National City Corporation and Fort Wayne National Corporation (filed as
        Appendix A to the Prospectus and Proxy Statement contained in Registration
        Statement No. 333-45609 on Form S-4 dated as of February 23, 1998 and incorporated herein by reference).
 3.1    Restated Certificate of Incorporation of National City Corporation, as
        amended (filed as Exhibit 3.1 to National City Corporation's Annual Report
        on Form 10-K for the fiscal year ended December 31, 1997 and incorporated herein by reference).
 3.2    National City Corporation First Restatement of By-laws adopted April 27,
        1987 (As Amended through October 24, 1994) (filed as Exhibit 3.2 to
        Registrant's Form S-4 Registration Statement No. 33-56539 dated November
        18, 1994 and incorporated herein by reference).
 4.1    Instruments defining the rights of holders of certain long-term debt of
        National City and its consolidated subsidiaries are not filed as exhibits because the amount of debt under such instruments is less than 10% of the total consolidated assets of National City. National City undertakes to file these instruments with the Commission upon request.
 4.2    Credit Agreement dated as of February 2, 1996, by and between National City and the banks named therein (filed as Exhibit 4.2 to Registrants' Proxy
        Statement Form 14A #001-10074 dated February 6, 1996 and incorporated herein by reference).
*5.1    Opinion of Carlton E. Langer as to the legality of the National City Common being registered (filed as Exhibit 5.1).
*8.1    Opinion of Wachtell, Lipton, Rosen & Katz as to certain tax consequences of the Merger (filed as Exhibit 8.1).
10.1    National City Corporation Short Term Incentive Compensation Plan for Senior
        Officers As Amended and Restated Effective January 1, 1995 (filed as
        Exhibit 10.1 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).
10.2    National City Corporation Long Term Incentive Compensation Plan for Senior
        Officers as Amended and Restated Effective January 1, 1995 (filed as
        Exhibit 10.2 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).
10.3    National City Corporation Annual Corporate Performance Incentive Plan
        Effective January 1, 1995 (filed as Exhibit 10.21 to Registrant's Annual
        Report on Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).
10.4    National City Savings and Investment Plan, As Amended and Restated
        Effective July 1, 1992 (filed as Exhibit 10.24 to Registrant's Annual
        Report on Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).
10.5    The National City Savings and Investment Plan No. 2, As Amended and
        Restated Effective January 1, 1992 (filed as Exhibit 10.25 to Registrant's
        Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).
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10.6    National City Corporation's Amended and Restated 1973 Stock Option Plan, as
        amended (filed as Exhibit 10.4 to Registration Statement No. 2-91434) and
        amended 1984 Stock Option Plan (filed as Exhibit 10.2 to NCC's Annual
        Report on Form 10-K for the fiscal year ended December 31, 1987); both incorporated herein by reference).
10.7    National City Corporation 1989 Stock Option Plan (filed as Exhibit 10.7 to
        NCC's Annual Report on Form 10-K for the fiscal year ended December 31,
        1989, and incorporated herein by reference).
10.8    National City Corporation's 1993 Stock Option Plan as Amended and Restated
        (filed as Appendix F to Registration Statement No. 333-01697 and
        incorporated herein by reference).
10.9    National City Corporation 150th Anniversary Stock Option Plan (filed as
        Exhibit 10.9 to Registration Statement No. 33-59487 and incorporated herein by reference).
10.10   National City Corporation 1997 Stock Option Plan (filed as Exhibit A to
        National City Corporation's Proxy Statement Form 14A #000-07229 dated
        February 19, 1997 and incorporated herein by reference).
10.11   National City Corporation Plan for Deferred Payment of Directors' Fees, as
        amended (filed as Exhibit 10.5 to Registration Statement No. 2-914334 and
        incorporated herein by reference).
10.12   National City Corporation Supplemental Executive Retirement Plan, as
        Amended and Restated effective January 1, 1997 (filed as Exhibit 10.12 to
        Registration Statement No. 333-45609 on Form S-4 dated as of February 23,
        1998 and incorporated herein by reference).
10.13   National City Corporation Executive Savings Plan As Amended and Restated
        Effective January 1, 1995 (filed as Exhibit 10.9 to NCC's Annual Report on
        Form 10-K for its fiscal year ended December 31, 1994, and incorporated herein by reference).
10.14   National City Corporation Amended and Second Restated 1991 Restricted Stock
        Plan (filed as Exhibit 10.9 to Registration Statement No. 33-49823 and
        incorporated herein by reference).
10.15   National City Corporation 1997 Restricted Stock Plan (filed as Exhibit B to
        National City Corporation's Proxy Statement Form 14A #000-07229 dated
        February 19, 1997 and incorporated herein by reference).
10.16   First Kentucky National Corporation 1985 Stock Option Plan (filed as
        Exhibit 10.2 to First Kentucky National Corporation's Annual Report on Form
        10-K for the fiscal year ended December 31, 1987, and incorporated herein by reference).
10.17   First Kentucky National Corporation 1982 Stock Option Plan (filed as
        Exhibit 10.3 to First Kentucky National Corporation's Annual Report on Form
        10-K for the fiscal year ended December 31, 1987, and incorporated herein by reference).
10.18   Form of grant made under National City Corporation 1991 Restricted Stock
        Plan made in connection with National City Corporation Supplemental
        Executive Retirement Plan as amended (filed as Exhibit 10.10 to NCC's
        Annual Report on Form 10-K for the fiscal year ended December 31, 1992, and incorporated herein by reference).
10.19   Amended Employment Agreement dated July 21, 1989 by and between Merchants
        National Corporation or a subsidiary and Otto N. Frenzel, III (filed as
        Exhibit 10(21) to Merchants National Corporation Annual Report of Form 10-K
        for the fiscal year ended December 31, 1987 and incorporated herein by reference).
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10.20   Split Dollar Insurance Agreement dated January 4, 1988 between Merchants
        National Corporation and Otto N. Frenzel, III Irrevocable Trust II (filed as Exhibit 10(26) to Merchants National Corporation Annual Report on Form
        10-K for the fiscal year ended December 31, 1989 and incorporated herein by reference).
10.21   Merchants National Corporation Director's Deferred Compensation Plan, as
        amended and restated August 16, 1983 (filed as Exhibit 10(3) to Merchants
        National Corporation Registration Statement as Form S-2 filed June 28,
        1985, incorporated herein by reference).
10.22   Merchants National Corporation Supplemental Pension Plan dated November 20,
        1984; First Amendment to the Supplemental Pension Plans dated January 21,
        1986; Second Amendment to the Supplemental Pension Plans dated July 3,
        1989; and Third Amendment to the Supplemental Pension Plans dated November
        21, 1990 (filed respectively as exhibit 10(n) to Merchants National
        Corporation Annual Report on Form 10-K for the year ended December 31,
        1984; as Exhibit 10(q) to the Merchants National Corporation Annual Report
        on Form 10-K for the year ended December 31, 1985; as Exhibit 10(49) to
        Merchants National Corporation Annual Report on Form 10-K for the year ended December 31, 1990; and as Exhibit 10(50) to the Merchants National
        Corporation Annual Report on Form 10-K for the year ended December 31,
        1990; all incorporated herein by reference).
10.23   Merchants National Corporation Employee Benefit Trust Agreement, effective
        July 1, 1987 (filed as Exhibit 10(27) to Merchants National Corporation
        Annual Report on Form 10-K for the year ended December 31, 1987, incorporated herein by reference).
10.24   Merchants National Corporation Non-qualified Stock Option Plan effective
        January 20, 1987, and the First Amendment to that Merchants National
        Non-qualified Stock Option Plan, effective October 16, 1990 (filed respectively as Exhibit 10(23) to Merchants National Corporation Annual
        Report on Form 10-K by the year ended December 31, 1986, and as Exhibit
        10(55) to Merchants National Corporation Annual Report on Form 10-K for the
        year ended December 31, 1990, both of which are incorporated herein by reference).
10.25   Merchants National Corporation 1987 Non-qualified Stock Option Plan, effective November 17, 1987, and the First Amendment to Merchants National
        Corporation 1987 Non-qualified Stock Option Plan, effective October 16,
        1990, (filed respectively as Exhibit 10(30) to Merchants National
        Corporation Annual Report on Form 10-K by the year ended December 31, 1987, and as Exhibit 10(61) to Merchants National Corporation Annual Report on
        Form 10-K for the year ended December 31, 1990, both of which are incorporated herein by reference).
10.26   Merchants National Corporation Directors Non-qualified Stock Option Plan and the First Amendment to Merchants National Corporation Directors
        Non-qualified Stock Option Plan effective October 16, 1990 (filed respectively as Exhibit 10(44) to Merchants National Corporation Annual
        Report on Form 10-K for the year ended December 31, 1988, and as Exhibit
        10(68) to Merchants National Corporation Annual Report on Form 10-K for the
        year ended December 31, 1990, both of which are incorporated herein by reference).
10.27   Central Indiana Bancorp Option Plan effective March 15, 1991 (filed as
        Exhibit 10.26 to Registrants Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).
10.28   Central Indiana Bancorp 1993 Option Plan effective October 12, 1993 (filed as Exhibit 10.27 to Registrant's Annual Report on Form 10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).
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 10.29   Forms of contracts with David A. Daberko, Vincent A. DiGirolamo, William E.
         MacDonald III, Jon L. Gorney, Harold B. Todd, Jr., Robert G. Siefers,
         Robert J. Ondercik, Jeffrey D. Kelly, David L. Zoeller, Thomas A.
         Richlovsky, James P. Gulick, Gary A. Glaser, J. Christopher Graffeo,
         Herbert R. Martens, Jr, Robert E. Showalter, Thomas W. Golonski and James
         R. Bell (filed as Exhibit 10.29 to Registration Statement No.   on Form S-4
         dated as of February 4, 1998 and incorporated herein by reference).
 10.30   Split Dollar Insurance Agreement effective January 1, 1994 between National
         City Corporation and those individuals listed in Exhibit 10.27 and other key employees (filed as exhibit 10.28 to Registrant's Annual Report on Form
         10-K for the fiscal year ended December 31, 1994 and incorporated herein by reference).
 10.31   National City Corporation Short-Term Incentive Compensation Plan for Senior
         Officers--Corporate Results As Amended and Restated Effective January 1,
         1996 (filed as Exhibit 10.31 to Registrant's Annual Report on Form 10-K for
         the fiscal year ended December 31, 1995 and incorporated herein by reference).
 10.32   Consulting Agreement dated as of August 27, 1995 by and between Integra
         Financial Corporation and William F. Roemer, (filed as Exhibit 10.30 to
         Registrant's Annual Report on Form 10-K for the fiscal year ended December
         31, 1996 and incorporated herein by reference).
 10.33   Stock Option Agreement dated as of November 30, 1997 between National City
         Corporation ("Grantee") and First of America Bank Corporation ("Issuer")
         (filed as Exhibit 2.2 to Form 8-K dated December 9, 1997 and incorporated herein by reference).
 10.34   Stock Option Agreement dated as of November 30, 1997 between National City
         Corporation ("Issuer") and First of America Bank Corporation ("Grantee")
         (filed as Exhibit 2.3 to Form 8-K dated December 9, 1997 and incorporated herein by reference).
 10.35   Stock Option Agreement dated as of January 12, 1998 between National City
         Corporation ("Grantee") and Fort Wayne National Corporation ("Issuer")
         (filed as Appendix C to the Prospectus and Proxy Statement contained in
         Registration Statement No. 333-45609 on Form S-4 dated as of February 23,
         1998 and incorporated herein by reference).

 11.1    Computation of Earnings per share (filed as Exhibit 11.1 to Registration
         Statement No. 333-45609 on Form S-4 dated as of February 23, 1998 and incorporated herein by reference).
 20.1    Fairness opinion of Merrill Lynch & Co. to First of America Bank Corporation
         dated February 19, 1998 (Filed as Exhibit 20.1).
 20.2    Fairness opinion of UBS Securities LLC to National City Corporation dated February 19, 1998 (Filed as Exhibit 20.2).
 20.3    Fairness opinion of NationsBanc Montgomery Securities, Inc. to National
         City Corporation dated February 19, 1998 (Filed as Exhibit 20.3).

 21.1    Subsidiaries (filed as Exhibit 21.1 to Registration Statement No.   on Form
         S-4 dated as of February 4, 1998 and incorporated herein by reference).
*23.1    Consent of Ernst & Young LLP, Independent Auditors for National City
         Corporation and Fort Wayne National Corporation (filed as Exhibit 23.1).
*23.2    Consent of Merrill Lynch & Co. (filed as Exhibit 23.2).
*23.3    Consent of UBS Securities LLC (included in its fairness opinion as filed as
         Appendix C to the Prospectus and Joint Proxy Statement contained in this
         Registration Statement and incorporated herein by reference).
*23.4    Consent of NationsBanc Montgomery Securities, Inc. (included in its fairness opinion as filed as Appendix D to the Prospectus and Joint Proxy
         Statement contained in this Registration Statement and incorporated herein by reference).
*23.5    Consent of KPMG Peat Marwick LLP, Independent Auditors for First of America
         Bank Corporation (filed as Exhibit 23.5).
*23.6    Consent of Wachtell, Lipton, Rosen & Katz (included in their opinion filed as Exhibit 8.1 to the Registration Statement and incorporated herein by reference).
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*23.7    Consent of Carlton E. Langer (included in his opinion filed as Exhibit 5.1 to this Registration Statement and incorporated herein by reference).
*23.8    Consent of Richard F. Chormann (filed as Exhibit 23.8).
*23.9    Consent of John E. Barfield (filed as Exhibit 23.9).
*23.10   Consent of John W. Brown (filed as Exhibit 23.10).
*23.11   Consent of Clifford L. Greenwalt (filed as Exhibit 23.11).
*23.12   Consent of Dorothy A. Johnson (filed as Exhibit 23.12).
*24.1    Powers of Attorney (filed as Exhibit 24.1).
 27.1    Financial Data Schedule (filed as Exhibit 27.1 to National City
         Corporation's Annual Report on Form 10-K for the fiscal year ended December
         31, 1997 and incorporated herein by reference).
*99.1    Form of Proxy to be used in soliciting holders of National City Common for its Annual Meeting of Stockholders (filed as Exhibit 99.1)
*99.2    Form of Proxy to be used in soliciting holders of FOA Common for its
         Special Meeting of Shareholders (filed as Exhibit 99.2)
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* Previously filed.